PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as amended, restated, supplemented and otherwise modified and in effect from time to time, this “Security Agreement”) is entered into as of July 23, 2010 among THE PARTIES LISTED ON SCHEDULE 1 (“Grantors” and each a “Grantor”), and FORTRESS CREDIT CORP., in its capacity as Agent (“Agent”) for the lenders party to the Credit Agreement referred to below.

RECITALS

A.          NG Washington II Holdings, LLC, a Delaware limited liability company (in its capacity as “Borrower”), Agent and Lenders are entering into a Credit Agreement dated as of July 23, 2010 (as amended, amended and restated, supplemented and otherwise modified and in effect from time to time, the “Credit Agreement”).

B.           Grantors are Borrower and Borrower’s wholly-owned Subsidiary and will receive substantial benefit from the extensions of credit made by Agent and Lenders to Borrower under the Credit Agreement.

C.           As a condition precedent to the initial extension of credit under the Credit Agreement and the effectiveness of the Credit Agreement, Agent and Lenders have required that the Grantors enter into this Security Agreement.

D.           In consideration of the foregoing, and in order to induce Agent and Lenders to enter into the Credit Agreement, each Grantor is willing to grant a security interest in the Collateral (as defined below) to Agent, for the benefit of Agent and Lenders, on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors and Agent, on behalf of Lenders, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1          Terms Defined in Credit Agreement.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2          Terms Defined in UCC.  Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3          Definitions of Certain Terms Used Herein.  As used in this Security Agreement, in addition to the terms defined in the Preamble and Recitals above, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Assigned Contracts” means, collectively, all of each Grantor’s rights and remedies under, and all moneys and claims for money due or to become due to such Grantor under any material contracts, and any and all amendments, supplements, extensions, and renewals thereof including all rights and claims of each Grantor now or hereafter existing:  (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Collateral” shall have the meaning set forth in Article II.

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“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance satisfactory to Agent, between Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any Grantor for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

“Collateral Report” means any certificate, report or other document delivered by any Grantor to Agent or any Lender with respect to the Collateral pursuant to any Loan Document.

“Commercial Tort Claims” means the existing commercial tort claims of any Grantor indentified on Schedule 2 and any other commercial tort claims identified in accordance with the amendment required pursuant to Section 4.8.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Deposit Account Control Agreement” means an agreement, in form and substance satisfactory to Agent, among any Grantor, a banking institution holding such Grantor’s funds, and Agent with respect to collection and control of all deposits and balances held in a deposit account maintained by any Grantor (other than player-supported jackpot accounts maintained by NG Washington II, LLC, as more particularly described in Section 7.1(a)) with such banking institution, pursuant to which upon the occurrence of a Default, Agent has the ability to exclude Grantor from accessing such deposit account and funds on deposit therein.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Documents” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC, including, without limitation, gaming and associated equipment of every type and description (other than inventory), together, in each instance, with (i) any other property receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of the foregoing, including any and all “proceeds” as defined in the UCC, (ii) all revenues received or paid for the lease, license, or use of gaming equipment and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the foregoing.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

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“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to:  (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Permitted Liens” means Liens permitted pursuant to Section 6.15 of the Credit Agreement.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of any Grantor, and all general or limited partnership interests of such Grantor (if any), whether or not physically delivered to Agent pursuant to this Security Agreement.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Security” has the meaning set forth in Article 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Capital Stock constituting Collateral, any right to receive Capital Stock and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Capital Stock.

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II
GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to Agent, on behalf of and for the ratable benefit of Lenders, a security interest in all of its right, title and interest in, to and under all of the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”):

(i)	all Accounts;

(ii)	all Assigned Contracts;

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(iii)	all Chattel Paper;

(iv)	all Copyrights, Patents and Trademarks;

(v)	all Documents;

(vi)	all Equipment;

(vii)	all Fixtures;

(viii)	all General Intangibles;

(ix)	all Goods;

(x)	all Instruments;

(xi)	all Inventory;

(xii)	all Investment Property;

(xiii)	all cash or cash equivalents;

(xiv)	all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xv)	all Deposit Accounts with any bank or other financial institution;

(xvi)	all Securities Accounts;

(xvii)	all Commercial Tort Claims;

(xviii)
and all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Obligations.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to Agent and Lenders that:

3.1          Title, Perfection and Priority.  Each Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to Agent the security interest in such Collateral pursuant hereto.  When financing statements have been filed in the appropriate offices against each Grantor in the locations listed on Exhibit H, Agent will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e).

3.2          Type and Jurisdiction of Organization, Organizational and Identification Numbers.  The type of entity of each Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.

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Pledge and Security Agreement

3.3          Principal Location.  Each Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A; no Grantor has any other places of business except those set forth in Exhibit A.

3.4          Collateral Locations.  With respect to each Grantor, all locations where Collateral is located are listed on Exhibit A. All of said locations are owned by such Grantor except for locations (i) which are leased by such Grantor as lessee and designated in Part VII(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A.

3.5          Deposit Accounts.  All of Grantors’ Deposit Accounts are listed on Exhibit B.

3.6          Exact Names.  Each Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization.

3.7          Letter-of-Credit Rights and Chattel Paper.  Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of each Grantor.  All action by each Grantor necessary or desirable to protect and perfect Agent’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken.  Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4.1(e).

3.8          Intellectual Property.  To its Knowledge, no Grantor has any interest in, or title to any Trademark or trade name except as set forth in Exhibit D and such interest in or title to such Trademarks or trade names is, if applicable, subject to the qualifications set forth in Section 5.26 of the Credit Agreement.  No Grantor has any interest in, or title to any Patent or Copyright except as set forth in Exhibit D. This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit H and this Security Agreement with the United States Copyright Office with respect to registrable Copyrights, fully perfected first priority security interests in favor of Agent on such Patents, Trademarks and Copyrights listed on Exhibit D. Such perfected security interests are enforceable as such as against any and all creditors of and purchasers from the applicable Grantor; and all action necessary or desirable to protect and perfect Agent’s Lien on such Grantor’s Patents, Trademarks or Copyrights shall have been duly taken.

3.9          Filing Requirements.  None of the Equipment is covered by any certificate of title, except for the vehicles described in Part I of Exhibit E.  None of the Collateral is of a type for which security interests or liens may be perfected by filing under any federal statute except for (a) any vehicles described in Part II of Exhibit E and (b) any registrable Copyrights held by any Grantor and described in Exhibit D. The legal description, county and street address of each property on which any Fixtures are located is set forth in Exhibit F together with the name and address of the record owner of each such property.

3.10        No Financing Statements, Security Agreements.  No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming any Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming Agent on behalf of Lenders as the secured party and (b) as permitted by Section 4.1(e).

3.11        Pledged Collateral.

(a)           Exhibit G sets forth a complete and accurate list of all of the Pledged Collateral.  Each Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit G as being owned by it, free and clear of any Liens, except for the security interest granted to Agent for the benefit of Lenders hereunder. Each Grantor further represents and warrants that (i) all Pledged Collateral constituting Capital Stock has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non assessable, (ii) with respect to any certificates delivered to Agent representing any Capital Stock, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed Agent so that Agent may take steps to perfect its security interest therein as a General Intangible, (iii) all Pledged Collateral held by a securities intermediary is covered by a control agreement among such Grantor, the securities intermediary and Agent pursuant to which Agent has Control and (iv) all Pledged Collateral which represents Indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

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(b)           In addition, (i) none of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to the Pledged Collateral or which obligate the issuer of any Capital Stock included in the Pledged Collateral to issue additional Capital Stock, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by any Grantor of the Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by any Grantor, or for the exercise by Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c)           Each Grantor owns 100% of the issued and outstanding Capital Stock of its respective Subsidiary or Subsidiaries which constitute Pledged Collateral and none of the Pledged Collateral which represents Indebtedness owed to such Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

ARTICLE IV
COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

4.1          General.

(a)           Collateral Records.  Each Grantor will maintain complete and accurate books and records with respect to the Collateral, and furnish to Agent, with sufficient copies for each of Lenders, such reports relating to the Collateral as Agent shall from time to time request.

(b)           Authorization to File Financing Statements; Ratification.  Each Grantor hereby authorizes Agent to file, and if requested will deliver to Agent, all financing statements and other documents and take such other actions as may from time to time be requested by Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral.  Any financing statement filed by Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate the Collateral (1) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  Each Grantor also agrees to furnish any such information to Agent promptly upon reasonable request.  Each Grantor also ratifies its authorization for Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c)           Further Assurances.  Each Grantor will furnish to Agent, as often as Agent requests, statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify.  Each Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(d)           Disposition of Collateral.  No Grantor will sell, lease or otherwise dispose of the Collateral except for dispositions specifically permitted pursuant to Section 6.13 of the Credit Agreement.

(e)           Liens.  No Grantor will create, incur, or suffer to exist any Lien on its respective Collateral except (i) the security interest created by this Security Agreement, and (ii) other Permitted Liens.

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(f)           Other Financing Statements.  No Grantor will authorize the filing of any financing statement naming it as debtor covering all or any portion of its respective Collateral, except as permitted by Section 4.1(e).  Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement which does not expressly exclude the Collateral from the description of the collateral secured in such financing statement, without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g)           Locations.  No Grantor will (i) maintain any Collateral at any location other than those locations listed on Exhibit A,  or (ii) otherwise change, or add to, such locations without Agent’s prior written consent, which shall not be unreasonably withheld, as required by the Credit Agreement (and if Agent gives such consent, such Grantor will concurrently therewith obtain a Collateral Access Agreement for each such location to the extent required by the Credit Agreement).

(h)           Compliance with Terms.  Each Grantor will perform and comply with all obligations in respect of the Collateral and all material obligations under all material agreements to which it is a party or by which it is bound relating to the Collateral.

4.2          Electronic Chattel Paper.  Each Grantor shall take all steps necessary to grant Agent Control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3          Delivery of Instruments, Securities, Chattel Paper, Investment Property and Documents.  Each Grantor will (a) deliver to Agent immediately upon execution of this Security Agreement the originals of all Instruments, Securities, Chattel Paper, Investment Property and Documents (if any then exist), and duly executed blank assignments in the form set forth in Exhibit J in respect of all Investment Property, constituting Collateral, (b) hold in trust for Agent upon receipt and immediately thereafter deliver to Agent any Instruments, Securities, Chattel Paper, Investment Property and Documents evidencing or constituting Collateral, (c) upon Agent’s request, deliver to Agent (and thereafter hold in trust for Agent upon receipt and immediately deliver to Agent) any Document evidencing or constituting Collateral and (d) upon Agent’s request, deliver to Agent a duly executed amendment to this Security Agreement, in the form of Exhibit I hereto (an “Amendment”), pursuant to which such Grantor will confirm the pledge of such additional Collateral hereunder and, immediately upon execution of such Amendment, deliver the originals of all Instruments, Securities, Chattel Paper, Investment Property and Documents, and duly executed blank assignments in the form set forth in Exhibit J in respect of all Investment Property, constituting such additional Collateral.  Each Grantor hereby authorizes Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral set forth in such Amendments shall be considered to be part of the Collateral.

4.4          Uncertificated Pledged Collateral.  Each Grantor will permit Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of Agent granted pursuant to this Security Agreement. Each Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, each Grantor will, with respect to Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with Agent, in form and substance satisfactory to Agent, giving Agent Control.

4.5          Pledged Collateral.

(a)          Changes in Capital Structure of Issuers.  No Grantor will (i) permit or suffer any issuer of Capital Stock constituting Pledged Collateral to dissolve, merge, liquidate, retire any of its Capital Stock or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Liens and sales of assets permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity, or (ii) vote any Pledged Collateral in favor of any of the foregoing.

(b)         Issuance of Additional Securities.  No Grantor will permit or cause the issuer of Capital Stock constituting Pledged Collateral to issue additional Capital Stock, any right to receive the same or any right to receive earnings.

(c)         Registration of Pledged Collateral.  Each Grantor will permit any registrable Pledged Collateral to be registered in the name of Agent or its nominee at any time at the option of the Required Lenders.

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(d)         Treatment as “Security”.  With respect to any Capital Stock which is included within the Collateral that shall at any time constitute a Security or the issuer shall take any action to have such interests treated as a Security, (i) all certificates or other documents constituting such Security shall be delivered to Agent by the applicable Grantor and such Security shall be properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) Agent shall have entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security shall be properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

(e)          Exercise of Rights in Pledged Collateral.

(i)           Without in any way limiting the foregoing and subject to clause (ii) below, each Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of Agent in respect of the Pledged Collateral.

(ii)           Each Grantor will permit Agent or its nominee at any time after the occurrence of a Default, without notice, to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Capital Stock or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.

(iii)          Each Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral to the extent not in violation of the Credit Agreement other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”):  (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral during the continuance of a Default or at any time in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement; and

(iv)         All Excluded Payments and all other distributions in respect of any of the Pledged Collateral, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

4.6         Acknowledgment by Issuer.  NG Washington II, LLC agrees promptly to note on its books the security interests granted under this Security Agreement with respect to the Pledged Collateral issued by it.

4.7         Assigned Contracts.  Each Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any Assigned Contract held by any Grantor and to enforce the security interests granted hereunder.  Each Grantor shall fully perform all of its obligations under each of the Assigned Contracts, and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; provided however, that no Grantor shall take any action or fail to take any action with respect to its Assigned Contracts which would cause the termination of an Assigned Contract.  Without limiting the generality of the foregoing, each Grantor shall take all action necessary or appropriate to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under its Assigned Contracts.  Each Grantor shall notify Agent and the Lenders in writing, promptly after such Grantor becomes aware thereof, of any event or fact which could give rise to a material claim by it for indemnification under any of its Assigned Contracts, and shall diligently pursue such right and report to Agent on all further developments with respect thereto. Each Grantor shall deposit into a Deposit Account subject to a Deposit Account Control Agreement all amounts received by such Grantor as indemnification or otherwise pursuant to its Assigned Contracts.  If any Grantor shall fail after Agent’s demand to pursue diligently any right under its Assigned Contracts, or if a Default then exists, Agent may, and at the direction of the Required Lenders shall, directly enforce such right in its own or any Grantor’s name and may enter into such settlements or other agreements with respect thereto as Agent or the Required Lenders, as applicable, shall determine.  In any suit, proceeding or action brought by Agent for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, the Grantors shall jointly and severally indemnify and hold Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from any Grantor to or in favor of such obligor or its successors.  All such obligations of each Grantor shall be and remain enforceable only against such Grantor and shall not be enforceable against Agent or the Lenders.  Notwithstanding any provision hereof to the contrary, each Grantor shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and Agent’s or any Lender’s exercise of any of their respective rights with respect to the Collateral shall not release any Grantor from any of such duties and obligations.  Neither Agent nor any Lender shall be obligated to perform or fulfill any of any Grantor’s duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

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Pledge and Security Agreement

4.8         Commercial Tort Claims.  Each Grantor shall promptly, and in any event within three (3) Business Days after the same is acquired by it, notify Agent of any commercial tort claim (as defined in the UCC) acquired by it and, unless Agent otherwise consents, such Grantor shall enter into an Amendment to this Security Agreement, granting to Agent a first priority security interest in such Commercial Tort Claim.

4.9         Letter-of-Credit Rights.  If any Grantor is or becomes the beneficiary of a letter of credit, such Grantor shall promptly, and in any event within three (3) Business Days after becoming a beneficiary, notify Agent thereof and cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to Agent and (ii) agree to direct all payments thereunder to a Deposit Account at Agent or subject to a Deposit Account Control Agreement for application to the Obligations, all in form and substance reasonably satisfactory to Agent.

4.10       Federal, State or Municipal Claims.  Each Grantor will promptly notify Agent of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

4.11       No Interference.  Each Grantor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies.

4.12       Intellectual Property.

(a)           Each Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Agent of any License held by such Grantor and to enforce the security interests granted hereunder.

(b)           Each Grantor shall notify the Agent immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(c)           In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Agent prior written notice thereof, and, upon request of the Agent, such Grantor shall execute and deliver any and all security agreements as the Agent may request to evidence the Agent’s first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(d)           Each Grantor shall take all actions necessary or reasonably requested by the Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the Agent shall determine that such Patent, Trademark or Copyright is not material to the conduct of Grantor’s business.

Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

4.13       Collateral Access Agreements.  Each Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to Agent. After the Effective Date, no real property or warehouse space shall be leased by any Grantor and no Inventory shall be shipped to a processor or converter under arrangements established after the Effective Date, unless and until a satisfactory Collateral Access Agreement shall first have been obtained with respect to such location.

4.14       Insurance.

(a)           In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, each relevant Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area”).  The amount of all insurance required by this Section shall at a minimum comply with applicable law, including the Flood Disaster Protection Act of 1973, as amended. All premiums on such insurance shall be paid when due by each Grantor, and copies of the policies delivered to the Agent.  If any Grantor fails to obtain any insurance as required by this Section, the Agent may obtain such insurance at the such Grantor’s expense.  The coverage that the Agent purchases may not pay any claim that such Grantor makes or any claim that is made against such Grantor in connection with the Collateral.  Such Grantor may later cancel any insurance purchased by the Agent, but only after providing the Agent with evidence that such Grantor has obtained insurance as required by this Agreement.  If the Agent purchases insurance for the Collateral, such Grantor will be responsible for the costs of that insurance, including interest and any other charges the Agent may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance.  The costs of the insurance may be added to the Grantor’s total outstanding balance or obligation.  The costs of the insurance may be more than the cost of insurance such Grantor may be able to obtain on its own.  By purchasing such insurance, the Agent shall not be deemed to have waived any Default arising from such Grantor’s failure to maintain such insurance or pay any premiums therefor.

(b)           All insurance policies required under Section 6.6 of the Credit Agreement shall name the Agent (for the benefit of the Agent and the Lenders) as loss payee and, if required by Agent, an additional insured, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Agent, which provide that:  (i) all proceeds thereunder with respect to any Collateral shall be payable to the Agent; (ii) no act, whether willful or negligent, or default of any Grantor or any other Person shall affect the right of Agent to recover under such policy or policies of insurance in case of loss or damage; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty (30) days prior written notice given to the Agent.

4.15       Change of Name or Location; Change of Fiscal Year.  Neither Grantor shall, without giving Agent not less than thirty (30) days’ prior written notice thereof and after having executed and delivered to Agent such further instruments and documents in connection therewith as may be requested by Agent pursuant to Section 4.1(c) (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address or corporate offices or the location of its records concerning the Collateral as set forth in this Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization.  No Grantor shall change its fiscal year which currently ends on April 30.

ARTICLE V
REMEDIES

5.1         Remedies.

(a)         Upon the occurrence of a Default, Agent may, with the concurrence or at the direction of the Required Lenders, exercise any or all of the following rights and remedies:

(i)           those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.1(a) shall not be understood to limit any rights or remedies available to Agent and Lenders prior to a Default;

Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

(ii)           those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii)          give notice of sole control or any other instruction under any Deposit Account Control Agreement or and other control agreement with any securities intermediary and take any action therein with respect to such Collateral;

(iv)          without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral or the books and records relating thereto, or both, are located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof or the books and records relating thereto, or both, in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at such Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as Agent may deem commercially reasonable; and

(v)           concurrently with written notice to any Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof.

(b)         Agent, on behalf of Lenders, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)          Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the applicable Grantor hereby expressly releases.

(d)         Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent.  Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent’s remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment.

(e)          Notwithstanding the foregoing, neither Agent nor Lenders shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f)          Each Grantor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above.  Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if such Grantor and the issuer would agree to do so.

Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

5.2         Grantor’s Obligations Upon Default.  Upon the request of Agent after the occurrence of a Default, each Grantor will:

(a)           assemble and make available to Agent the Collateral and all books and records relating thereto at any place or places specified by Agent, whether at such Grantor’s premises or elsewhere;

(b)           take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable Agent to consummate a public sale or other disposition of the Pledged Collateral; and

(c)           at its own expense, cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender, at any time, and from time to time, promptly upon Agent’s request, the following reports with respect to such Grantor:  (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

5.3         Grant of Intellectual Property License.  For the purpose of enabling Agent to exercise the rights and remedies under this Article V upon and following the occurrence of a Default, each Grantor hereby (a) grants to Agent, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property Rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that Agent may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased such Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

6.1         Account Verification.  Agent may at any time after a Default, in Agent’s own name, in the name of a nominee of Agent, or in the name of any applicable Grantor, communicate (by mail, telephone, facsimile or otherwise) with the account debtors of such Grantor, parties to contracts with such Grantor and obligors in respect of Instruments of such Grantor to verify with such Persons, to Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

6.2         Authorization for Secured Party to Take Certain Action.

(a)           Each Grantor irrevocably authorizes and appoints Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in Agent’s sole discretion to perfect and to maintain the perfection and priority of Agent’s security interest in the Collateral, (ii) if a Default has occurred and is continuing, to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give Agent Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by Agent to the Obligations, (vi) upon written notice to the applicable Grantor, to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) if a Default has occurred and is continuing, to contact account debtors for any reason, (viii) if a Default has occurred and is continuing, to demand payment or enforce payment of the Accounts in the name of Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Accounts, (ix) if a Default has occurred and is continuing, to sign such Grantor’s name on any invoice or bill of lading relating to the Accounts, drafts against any account debtor of such Grantor, assignments and verifications of Accounts, (x) if a Default has occurred, to exercise all of such Grantor’s rights and remedies with respect to the collection of the Accounts and any other Collateral, (xi) if a Default has occurred and is continuing, to settle, adjust, compromise, extend or renew the Accounts, (xii) if a Default has occurred and is continuing, to settle, adjust or compromise any legal proceedings brought to collect Accounts, (xiii) if a Default has occurred and is continuing, to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any account debtor of such Grantor, (xiv) if a Default has occurred and is continuing, to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Accounts, (xv) if a Default has occurred and is continuing, to change the address for delivery of mail addressed to such Grantor to such address as Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement (provided that, if addressed in this Security Agreement, in accordance therewith); and each Grantor agrees to reimburse Agent on demand for any payment made or any expense incurred by Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

(b)           All acts of said attorney or designee are hereby ratified and approved.  The powers conferred on Agent, for the benefit of Agent and Lenders, under this Section 6.2 are solely to protect Agent’s interests in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers.

6.3         Proxy.  EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS THE PROXY AND ATTORNEY IN FACT (AS SET FORTH IN SECTION 6.2 ABOVE) OF SUCH GRANTOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO.  IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS).  SUCH PROXY AND ATTORNEY-IN-FACT SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF A DEFAULT OR FROM THE DATE OF THIS SECURITY AGREEMENT, AS SPECIFIED IN SECTIONS 6.1 AND 6.2 ABOVE.

6.4         Nature of Appointment; Limitation of Duty.  THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.13.  NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE AGENT, NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII
DEPOSIT ACCOUNTS

7.1         Deposit Accounts.

(a)           On or before the Effective Date, each Grantor shall execute and deliver to Agent Deposit Account Control Agreements for each Deposit Account maintained by such Grantor as permitted by Agent. After the Closing Date, such Grantor will comply with the terms of Section 7.2.  Notwithstanding anything to the contrary contained herein and for the avoidance of doubt, any reference to “Deposit Account” contained herein shall not be construed as referring to any player-supported jackpot account that the Washington State Gambling Commission requires to be maintained by NG Washington II, LLC in trust for players pursuant to the Washington Administrative Code 230-15-400.

(b)           If any Grantor receives any cash proceeds of any Collateral or any amounts required to be paid pursuant to Section 2.5 of the Credit Agreement, such Grantor shall receive such payments as Agent’s trustee, and shall immediately deposit all cash, checks or other similar payments related to or constituting payments received by it to a Deposit Account subject to a Deposit Account Control Agreement.

Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

7.2         Covenant Regarding New Deposit Accounts.  Before opening or replacing any Deposit Account (other than player-supported jackpot accounts, the funds in which are required to be held on trust for players in accordance with applicable Gaming Laws), each Grantor shall cause each bank or financial institution in which it seeks to open a Deposit Account, to enter into a Deposit Account Control Agreement with Agent in order to give Agent Control of such Deposit Account.  In the case of Deposit Accounts maintained with Lenders, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

ARTICLE VIII
GENERAL PROVISIONS

8.1         Waivers.  Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to such Grantor, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction.  To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.  Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

8.2         Limitation on Agent’s and Lenders’ Duty with Respect to the Collateral.  Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.  Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control.  Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for Agent (i) to fail to incur expenses deemed significant by Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral.  Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by Agent would be commercially reasonable in Agent’s exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2.  Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

8.3         Secured Party Performance of Debtor Obligations.  Without having any obligation to do so, Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and such Grantor shall reimburse Agent for any amounts paid by Agent pursuant to this Section 8.3.  Such Grantor’s obligation to reimburse Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

8.4         Specific Performance of Certain Covenants.  Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.3, 4.4, 4.5, 4.8, 4.9, 4.10, 4.13, 4.15, 5.2 or in Article VII will cause irreparable injury to Agent and Lenders, that Agent and Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Agent or Lenders to seek and obtain specific performance of other obligations of such Grantor contained in this Security Agreement, that the covenants of such Grantor contained in the Sections referred to in this Section 8.4 shall be specifically enforceable against such Grantor.

8.5         Dispositions Not Authorized.  No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between such Grantor and Agent or other conduct of Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon Agent or Lenders unless such authorization is in writing signed by Agent with the consent or at the direction of the Required Lenders.

8.6         No Waiver; Amendments; Cumulative Remedies.  No delay or omission of Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Unmatured Default or Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by Agent with the concurrence or at the direction of Lenders required under Section 9.2 of the Credit Agreement and then only to the extent in such writing specifically set forth.  All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to Agent and Lenders until the Obligations have been Paid in Full.

8.7         Limitation by Law; Severability of Provisions.  All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part.  Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.8         Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.9         Benefit of Agreement.  The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of each Grantor, Agent and Lenders and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that such Grantor shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of Agent.  No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder.

8.10       Survival of Representations.  All representations and warranties of each Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

8.11       Taxes and Expenses.  Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the applicable Grantor, together with interest and penalties, if any.  Each Grantor, jointly and severally, shall directly pay the reasonable fees, expenses and disbursements of Agent’s counsel, and shall reimburse Agent for any and all out of pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of Agent) paid or incurred by Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of its respective Collateral (including the reasonable expenses and charges associated with any periodic or special audit of such Collateral).  Any and all costs and expenses incurred by any Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by such Grantor.

8.12       Headings.  The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.13       Termination.  This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Obligations have been Paid In Full and no commitments of Agent or Lenders which would give rise to any Obligations are outstanding.

8.14       Entire Agreement.  This Security Agreement embodies the entire agreement and understanding between each Grantor and Agent relating to the Collateral and supersedes all prior agreements and understandings between such Grantor and Agent relating to the Collateral.

8.15       CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

8.16       CONSENT TO JURISDICTION.  EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

8.17       WAIVER OF JURY TRIAL.  EACH GRANTOR, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

8.18       Indemnity.  Each Grantor hereby agrees to indemnify Agent and Lenders, and their respective successors, assigns, agents, investment advisors, clients, managed accounts and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not Agent or any Lender is a party thereto) imposed on, incurred by or asserted against Agent or Lenders, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by Agent or Lenders or such Grantor, and any claim for Patent, Trademark or Copyright infringement).

8.19       Counterparts.  This Security Agreement may be executed in any number of counterparts and by a different party on separate counterparts, each of which, when executed and delivered, will be deemed an original, and all of which, when taken together, shall constitute one and the same agreement.  Delivery of an  executed counterpart of this Security Agreement via facsimile transmission or in Adobe .pdf format by electronic mail shall be binding, and as effective as delivery of a manually executed counterpart, and may be used as admissible evidence that the party so transmitting intends to be bound by the terms set forth herein.

Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

8.20       Lien Absolute.  All rights of Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)           any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations;

(c)           any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

(d)           the insolvency of any Person; or

(e)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor.

8.21       Release.  Each Grantor consents and agrees that Agent may at any time, or from time to time, in its discretion (provided that, if addressed in the Credit Agreement, in accordance therewith):

(a)           renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Obligations; and

(b)           exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from any Grantor, it being hereby agreed that each Grantor shall be and remain bound upon this Security Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Obligations.

ARTICLE IX
NOTICES

9.1         Sending Notices; Changes in Address.  All notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of Agent or any Lender, at its address or facsimile number set forth on Schedule 14.1 of the Credit Agreement, and (y) in the case of any Grantor, at its address or facsimile number set forth on Schedule 1 attached hereto.  Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section 9.1 and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section 9.1. Any Grantor may change the address for service of notice upon it by a notice in writing to Agent, Agent may change the address for service of notice upon it by a notice in writing each Grantor, and each other party to the Loan Documents may change the address for service of notice in accordance with the terms of the other Loan Documents.

Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

ARTICLE X
THE AGENT

Fortress Credit Corp. has been appointed Agent for Lenders hereunder pursuant to Article XI of the Credit Agreement.  It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon Agent hereunder is subject to the terms of the delegation of authority made by Lenders to Agent pursuant to the Credit Agreement, and that Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in such Article XI.  Any successor Agent appointed pursuant to Article XI of the Credit Agreement shall be entitled to all the rights, interests and benefits of Agent hereunder.

[Signature Page Follows]

Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

IN WITNESS WHEREOF, each Grantor and Agent have executed this Security Agreement as of the date first above written.

NG WASHINGTON II HOLDINGS, LLC, as a Grantor

By:	/s/ Robert B. Sturges

Name:	Robert B. Sturges

Title:	Manager

NG WASHINGTON II, LLC, as a Grantor

By:	/s/ Robert B. Sturges

Name:	Robert B. Sturges

Title:	Manager

SIGNATURE PAGE 1 OF 2 TO
Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

FORTRESS CREDIT CORP., as Agent

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias

Title:	President

SIGNATURE PAGE 2 OF 2 TO
Fortress/NG Washington II Holdings, LLC/NG Washington II, LLC
Pledge and Security Agreement

SCHEDULE 1

GRANTORS

NG Washington II Holdings, LLC, a Delaware limited liability company

NG Washington II, LLC, a Washington limited liability company

Schedule 1

Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

SCHEDULE 2

COMMERCIAL TORT CLAIMS

None.

Schedule 2

Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

EXHIBIT A

(See Sections 3.2, 3.3, 3.4, and 4.1(g) of Security Agreement)

GRANTORS’ INFORMATION AND COLLATERAL LOCATIONS

I.	Name of Grantor: NG Washington II Holdings, LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Limited Liability Company

IV.	Organizational Number assigned by State of Incorporation or Organization: 4827119

V.	Federal Identification Number: 27-2667916

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

50 Briar Hollow Lane
Suite 500W
Houston, TX 77027
(713) 621-2245 phone
(713) 621-6919 fax
Attention:	Robert B. Sturges
Manager

with a copy to:

Wolff & Samson PC
One Boland Drive
West Orange, NJ 07052
(973) 530-2080 phone
(973) 530-2280 fax
Attn.: David Hyman, Esq.

VII.	Locations of Collateral:

(a)         Properties Owned by Grantor:  None.

(b)         Properties Leased by Grantor (Include Landlord’s Name):  None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None.

I.	Name of Grantor: NG Washington II, LLC

II.	State of Incorporation or Organization: Washington

III.	Type of Entity: Limited Liability Company

Exhibit A
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

IV.	Organizational Number assigned by State of Incorporation or Organization: 602-990-936

V.	Federal Identification Number: 27-2282337

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

711 Powell Ave., SW
Renton, WA 98057
(425) 264-1050 phone
(425) 264-1060 fax

Attention:	Victor Mena, COO
with a copy to:

50 Briar Hollow Lane
Suite 500W
Houston, TX 77027
(713) 621-2245 phone
(713) 621-6919 fax
Attention:	Robert B. Sturges
Manager
and to:

Wolff & Samson PC
One Boland Drive
West Orange, NJ 07052
(973) 530-2080 phone
(973) 530-2280 fax
Attn.: David Hyman, Esq.

VII.	Locations of Collateral:

(a)         Real Properties Owned by Grantor:  None.

(b)         Real Properties Leased by Grantor (Include Landlord’s Name):

1.	Club Hollywood Casino (Building)
16716 Aurora Avenue North
Shoreline, WA 98133
(Landlord: Old 99 Properties, LLC)

2.	Club Hollywood Casino (Parking Lot)
16622 Aurora Avenue North
Shoreline, WA 98133
(Landlord: Old 99 Properties, LLC)

3.	Silver Dollar Casino - Mill Creek
17917 Bothell Everett Highway
Bothell, WA 98012
(Landlord: Wallace Properties – Mill Creek, LLC)

Pledge and Security Agreement

4.	Silver Dollar Casino - Renton
3100 East Valley Road
Renton, WA 98055
(Landlord: Little Family, LLC)

5.	Silver Dollar Casino - SeaTac
19222 International Boulevard
SeaTac, WA 98188
(Landlord: 192nd Pacific Properties L.L.C. and Roy R. Toland and Audrey V. Toland)

6.	Golden Nugget Casino
14025 Interurban Avenue South
Tukwila, WA 98168
(Landlord: Bruce Fehling and Yong Hui Fehling)

7.	Royal Casino
13010 Highway 99 South
Everett, WA 98204
(Landlord: Allen and Sharon Hemmat)

8.	NG Washington II, LLC (Administrative Office)
711 Powell Ave., SW
Renton, WA 98057
(Landlord: ECI TWO WTC LLC)

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None.

Pledge and Security Agreement

EXHIBIT B
(See Section 3.5 of Security Agreement)

DEPOSIT ACCOUNTS

Exhibit B
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

EXHIBIT C
(See Section 3.7 of Security Agreement)

LETTER OF CREDIT RIGHTS

None.

CHATTEL PAPER

None.

Exhibit C
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

EXHIBIT D
(See Section 3.8 and 3.9 of Security Agreement)

INTELLECTUAL PROPERTY RIGHTS

PATENTS

Patent Description	Patent Number	Issue Date
None.

PATENT APPLICATIONS

Patent Application	Application Filing Date	Application Serial Number
None.

TRADEMARKS

Trademark	Registration Date	Registration Number
Silver Dollar Casino	June 19, 2006	50959 (Washington State)

Golden Nugget Casino	June 19, 2006	50960 (Washington State)

Club Hollywood Casino	March 20, 2007	51666 (Washington State)

Washington Players Club	June 7, 2006	50928 (Washington State)

Club BC’s	February 26, 2007	51615 (Washington State)

TRADEMARK APPLICATIONS

Trademark Application	Application Filing Date	Application Serial Number
None.

COPYRIGHTS

Copyright	Registration Date	Registration Number
None.

Exhibit D - 1
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

COPYRIGHT APPLICATIONS

Copyright Application	Application Filing Date	Application Serial Number
None.

INTELLECTUAL PROPERTY LICENSES

Name of Agreement	Date of Agreement	Parties to Agreement
None.

TRADENAMES

Tradename	[Column Intentionally Left Blank]	Registration Number
Silver Dollar Casino		Registered under UBI# 602-990-936
Silver Dollar Casino SeaTac		Registered under UBI# 602-990-936
Silver Dollar Casino & Restaurant SeaTac		Registered under UBI# 602-990-936
Silver Dollar Casino Renton		Registered under UBI# 602-990-936
Silver Dollar Casino Mill Creek		Registered under UBI# 602-990-936
Silver Dollar Casino Tukwila		Registered under UBI# 602-990-936
Silver Dollar Restaurant & Casino		Registered under UBI# 602-990-936
Silver Dollar Saloon		Registered under UBI# 602-990-936
Golden Nugget Casino		Registered under UBI# 602-990-936
Golden Nugget		Registered under UBI# 602-990-936
Gooden Nugget Casino SeaTac		Registered under UBI# 602-990-936
Gold Dollar Casino		Registered under UBI# 602-990-936
Golden Dollar Casino		Registered under UBI# 602-990-936
Club Hollywood Casino		Registered under UBI# 602-990-936
Hollywood Casino		Registered under UBI# 602-990-936
Club BC’s		Registered under UBI# 602-990-936
Bayou Bistro		Registered under UBI# 602-990-936
B.C. MacDonalds		Registered under UBI# 602-990-936
Imperial Bingo Deli		Registered under UBI# 602-990-936
Imperial Casino		Registered under UBI# 602-990-936
Royal Casino		Registered under UBI# 602-990-936
Washington Gold		Registered under UBI# 602-990-936

Exhibit D - 2
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

EXHIBIT E
(See Section 3.9 of Security Agreement)

TITLE DOCUMENTS

I. Vehicles subject to certificates of title:

Description	Title Number	State Where Issued
2001 Chrysler Voyager	1C4GJ25B11B137214	Washington
2006 Chevrolet Silverado C1500	3GCEC14V56G134256	Washington
1999 Ford F350	1FDWF36S6XEB89071	Washington
1997 Ford Econoline E350	1FTJE34L1VHB78147	Washington

II. Aircraft/engines/parts, ships, railcars and other vehicles governed by federal statute:

Description	Registration Number
None.

Exhibit E
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

EXHIBIT F
(See Section 3.9 of Security Agreement)

FIXTURES

I. Legal description, county and street address of property on which Fixtures are located:

1.	16716 Aurora Avenue North
Shoreline, WA 98133
King County, WA

Legal Description:

PARCEL B OF CITY OF SHORELINE BOUNDARY LINE ADJUSTMENT NO. SHLA 200301, AS RECORDED UNDER RECORDING NO. 20030226900036, RECORDS OF KING COUNTY AUDITOR;

SITUATED IN THE CITY OF SHORELINE, COUNTY OF KING, STATE OF WASHINGTON.

2.	16622 Aurora Avenue North
Shoreline, WA 98133
King County, WA

Legal Description:

TRACT 5, SUPPLEMENTARY PLAT OF LOTS 1 TO 10, MAYWOOD ACRE TRACTS, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 19 OF PLATS, PAGE(S) 74, IN KING COUNTY, WASHINGTON; EXCEPT THE WEST 5 FEET THEREOF CONVEYED TO THE STATE OF WASHINGTON FOR ROAD BY DEED RECORDED UNDER RECORDING NUMBER 8309281032; AND EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF SHORELINE BY DEED RECORDED UNDER RECORDING NUMBER 20090605001368.

3.	17917 Bothell Everett Highway
Bothell, WA 98012
King County, WA

Legal Description:

LOT 1 OF SHORT PLAT NO. ZA 9302024 SP, APPROVED JUNE 24, 1996 AND AND RECORDED JUNE 25, 1996 UNDER AUDITOR’S FILE NUMBER 9606255005 IN VOLUME 3, OF SHORT PLATS, PAGES 64 AND 65, RECORDS OF SNOHOMISH COUNTY, WASHINGTON;

BEING A PORTION OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 27 NORTH, RANGE 5 EAST, W.M.;

TOGETHER WITH THAT PORTION OF THE SOUTHEAST ¼ OF THE SOUTHEAST ¼ OF SECTION 7, TOWNSHIP 27 NORTH, RANGE 5 EAST, W.M., RECORDS OF SNOHOMISH COUNTY, WASHIGTON, CONTAINED IN DEED FROM THE STATE OF WASHIGTON RECORDED UNDER RECORDING NUMBER 200001040346;

SITUATE IN THE COUNTY OF SNOHOMISH, STATE OF WASHINGTON.

4.	3100 East Valley Road
Renton, WA 98055
King County, WA

Exhibit F
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

Legal Description:

THAT PORTION OF THE NORTH 1/2 OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 30, TOWNSHIP 23 NORTH, RANGE 5 EAST W.M., LYING WEST OF PRIMARY STATE HIGHWAY NO. 5, AS ESTABLISHED BY DEED RECORDED UNDER KING COUNTY RECORDING NO. 5332746;

EXCEPT THE WEST 30 FEET THEREOF FOR EAST VALLEY HIGHWAY;

SITUATE IN THE CITY OF RENTON, COUNTY OF KING, STATE OF WASHINGTON.

5.	19222 International Boulevard
SeaTac, WA 98188
King County, WA

Legal Description:

LEGAL DESCRIPTION OF THE NORTH LOT

THAT PORTION OF THE NORTH HALF OF THE NORTH HALF OF GOVERNMENT LOT 1, SECTION 4, TOWNSHIP 22 NORTH, RANGE 4 EAST, W.M., IN KING COUNTY, WASHINGTON, LYING EASTERLY OF STATE HIGHWAY NO. 1, (HIGHWAY 99) AND WESTERLY OF A LINE DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 4, TOWNSHIP 22 NORTH, RANGE 4 EAST, W.M., IN KING COUNTY, WASHINGTON, KNOWN AS THE COTTERILL CORNER; THENCE SOUTH 2º 25’ 32” WEST 30 FEET; THENCE NORTH 87º 42’ 40” WEST 412.28 FEET TO THE BEGINNING OF SAID LINE; THENCE SOUTH 02º 28’ 39” WEST 375.82 FEET, MORE OR LESS TO THE SOUTH LINE OF SAID NORTH HALF OF THE NORTH HALF OF GOVERNMENT LOT 1 AND THE TERMINUS OF SAID LINE; EXCEPT THE SOUTH 185 FEET THEREOF; AND EXCEPT THAT PORTION THEREOF, IF ANY, OF THE ABOVE DESCRIBED TRACT LYING EASTERLY OF A LINE, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SUBDIVISION AT A MONUMENT KNOWN AS THE BOSTIAN SECTION CORNER; THENCE SOUTH 01º 04’ 05” WEST ALONG THE WESTERLY LINE OF SNIVELY’S ANGLE LAKE TRACTS, ACCORDING TO THE PLAT RECORDED IN VOLUME 49 OF PLATS, PAGE 13 – 14, IN KING COUNTY, WASHINGTON, AND ITS PRODUCED LINE THEREOF 30.01 FEET; THENCE NORTH 87º 29’ 00” WEST 558.08 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 02º28’ 39” WEST TO THE SOUTH LINE OF THE NORTH HALF OF THE NORTH HALF OF SAID GOVERNMENT LOT 1 AND THE TERMINUS OF SAID LINE.

SUBJECT TO EASEMENTS OF RECORD AND A 20’ WIDE VEHICULAR EASEMENT SERVING THE RESTAURANT ON THE SOUTH FROM 192ND AVENUE.

LEGAL DESCRIPTION TO THE SOUTH LOT

THE SOUTH 185 FEET OF THAT PORTION OF THE NORTH HALF OF THE NORTH HALF OF GOVERNMENT LOT 1, SECTION 4, TOWNSHIP 22 NORTH, RANGE 4 E.W.M., IN KING COUNTY, WASHINGTON, LYING EASTERLY OF STATE HIGHWAY NO. 1 (HIGHWAY 99) AND WESTERLY OF A LINE DESCRIBED AS FOLLOWS;

BEGINNING AT THE NORTHEAST CORNER OF THE SAID SECTION 4, TOWNSHIP 22 NORTH, RANGE 4 E.W.M., KNOWN AS THE COTTERILL CORNER; THENCE SOUTH 02º 25’ 32” WEST 30 FEET; THENCE NORTH 87º 42’ 40” WEST 412.28 FEET; THENCE SOUTH 02º 28’ 39” WEST 375.82 FEET, MORE OR LESS TO THE SOUTH LINE OF SAID NORTH HALF OF THE NORTH HALF OF GOVERNMENT LOT 1; EXCEPT COUNTY ROADS.  ALL SITUATED IN KING COUNTY WASHINGTON.  SUBJECT TO UTILITIES EASEMENT OVER THE WEST 5 FEET OF THE NORTH 40 FEET OF THE SOUTH 92 FEET OF THE TRACK DESCRIBED.

Exhibit D - 2
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

TOGETHER WITH ALL EXISTING IMPROVEMENTS AS WELL AS ANY FUTURE IMPROVEMENTS THERON.

6.	14025 Interurban Avenue South
Tukwila, WA 98168
King County, WA

Legal Description:

LOTS 9, 11, 12 AND 13 IN BLOCK 8 OF HILLMAN'S SEATTLE GARDEN TRACTS, AS PER PLAT RECORDED IN VOLUME 11 OF PLATS, PAGE 24, RECORDS OF KING COUNTY AUDITOR;
EXCEPT THAT PORTION OF LOTS 11, 12 AND 13, SAID BLOCK 8, CONDEMNED FOR ROAD PURPOSES IN KING COUNTY SUPERIOR COURT CAUSE NO. 109001.

SITUATE IN THE CITY OF TUKWILA, COUNTY OF KING, STATE OF WASHINGTON.

7.	13010 Highway 99 South
Everett, WA 98204
Snohomish County, WA

Legal Description:

PARCEL A:

BEGINNING AT THE SOUTHEASTERLY CORNER OF TRACT 9 IN BLOCK 4 OF AVONDALE, AS PER PLAT RECORDED IN VOLUME 10 OF PLATS, PAGE 108, RECORDS OF SNOHOMISH COUNTY;

THENCE NORTHEASTERLY ALONG STATE ROAD NO. 1 FOR 100 FEET;

THENCE NORTHWESTERLY AT RIGHT ANGLES TO STATE ROAD NO. 1 FOR 300 FEET;

THENCE SOUTHWESTERLY PARALLEL TO STATE ROAD NO. 1 FOR 100 FEET TO SOUTHWESTERLY LINE OF SAID TRACT 9;

THENCE SOUTHEASTERLY ALONG SAID SOUTHERLY LINE 300 FEET TO THE TRUE POINT OF BEGINNING;

SITUATE IN THE COUNTY OF SNOHOMISH, STATE OF WASHINGTON

PARCEL B:

TRACT 9 IN BLOCK 4 OF AVONDALE, AS PER PLAT RECORDED IN VOLUME  10 OF PLATS, PAGE 108, RECORDS OF SNOHOMISH COUNTY;

EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEASTERLY CORNER OF TRACT 9, BLOCK 4, AVONDALE, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 10 OF PLATS, PAGE 108, RECORDS OF SNOHOMISH COUNTY, WASHINGTON;

THENCE NORTHEASTERLY ALONG STATE ROAD NO. 1 FOR 100 FEET;

THENCE NORTHWESTERLY AT RIGHT ANGLES TO STATE ROAD NO. 1 FOR 300 FEET;

Exhibit D - 3
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

THENCE SOUTHWESTERLY PARALLEL TO STATE ROAD NO. 1 FOR 100 FEET TO THE SOUTHWESTERLY LINE OF SAID TRACT 9;

THENCE SOUTHEASTERLY ALONG SAID SOUTHERLY LINE 300 FEET TO THE TRUE POINT OF BEGINNING;

SITUATE IN THE COUNTY OF SNOHOMISH, STATE OF WASHINGTON.

8.	711 Powell Ave., SW
Renton, WA 98057
King County, WA

Legal Description:

LOT 9 AND THE NORTH 166 FEET OF LOT 10 OF WASHINGTON TECHNICAL CENTER, AS PER PLAT RECORDED IN VOLUME 122 OF FLATS, PAGES 98 THROUGH 102, RECORDS OF KING COUNTY;

TOGETHER WITH THE EAST 37 FEET OF THE NORTH 459 FEET OF THAT PORTION OF TRACT B OF SAID PLAT LYING SOUTH OF THE SOUTH LINE OF LOT 7 OF SAID PLAT:

(ALSO KNOWN AS LOT 4 OF CITY OF RENTON LOY LINE ADJUSTMENT NO. 012-85 RECORDED UNDER NO. 8510189002.)

SITUATED IN THE CITY OF RENTON, COUNTY OF KING, STATE OF WASHINGTON.

II.  Name and Address of Record Owner:

As pursuant to certain real property leases
provided in Exhibit A (VII) of the Operator.

Exhibit D - 4
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

EXHIBIT G
(See Section 3.11 of Security Agreement and Definition of “Pledged Collateral”)

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

MEMBERSHIP INTERESTS

Grantor	Issuer	Certificate Number(s)	Type of Membership Interest	Percentage of Issued and Outstanding Membership Interests Owned by Grantor
NG Washington II Holdings, LLC	NG Washington II, LLC	2	Voting	100%

BONDS

Issuer	Number	Face Amount	Coupon Rate	Maturity
None.

GOVERNMENT SECURITIES

Issuer	Number	Type	Face Amount	Coupon Rate	Maturity
None.

OTHER SECURITIES, INVESTMENT PROPERTY OR PARTNERSHIP INTERESTS
(CERTIFICATED AND UNCERTIFICATED)

Issuer	Description of Collateral	Percentage Ownership Interest
None.

Exhibit G
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

EXHIBIT H
(See Section 3.1 and 3.8 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS TO BE FILED

Jurisdiction	Office
Delaware	Delaware Secretary of State 401 Federal Street, Suite 4 Dover, DE 19901

Washington	UCC Department of Licensing PO Box 9660 Olympia, WA 98507

Exhibit H
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

EXHIBIT I
(See Section 4.3 and 4.8 of Security Agreement)

AMENDMENT

This Amendment, dated [________________, ___] is delivered pursuant to Section 4.3 of the Security Agreement referred to below.  All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement.  The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct.  The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated July 23, 2010, between the undersigned, as a Grantor, and Fortress Credit Corp., as Agent, (the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Obligations referred to in said Security Agreement.

By:
Name:
Title:

Exhibit I
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

SCHEDULE I TO AMENDMENT

MEMBERSHIP INTERESTS

Issuer	Certificate Number(s)	Number of Units	Class of Membership Interests	Percentage of Outstanding Membership Interests

BONDS

Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES, INVESTMENT PROPERTY OR PARTNERSHIP INTERESTS
(CERTIFICATED AND UNCERTIFICATED)

Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

COMMERCIAL TORT CLAIMS

Description of Claim	Parties	Case Number; Name of Court where Case was Filed

Schedule 1 to Amendment
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement

EXHIBIT J
(See Section 4.3 and 4.5 of Security Agreement)

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ______________________  one hundred percent (100%) of the membership interests in NG Washington II, LLC, a Washington limited liability company (the “Company”), represented by Certificate No. 1 (the “Membership Interests”), standing in the name of the undersigned on the books of the Company and does hereby irrevocably constitute and appoint ____________________ and its officers as the undersigned’s true and lawful attorney, for and in name and stead, to sell, assign and transfer all or any of the Membership Interests, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated: _______________1

NG Washington II Holdings, LLC

By:	[2]
Name:
Title:

1 leave undated
2 to be executed by authorized officer of Pledgor

Exhibit J
Fortress/Nevada Gold & Casinos
Pledge and Security Agreement